UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2013

NEOSTEM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously reported, the common stock of NeoStem, Inc. (“NeoStem” or the “Company”) will begin trading on The NASDAQ Capital Market when the market opens on Monday, August 5, 2013. NeoStem's common stock will continue to trade under the ticker symbol “NBS”. The common stock ceased trading on the NYSE MKT as of the close of business of Friday, August 2, 2013.

On August 5, 2013, NeoStem issued a press release regarding the commencement of trading on NASDAQ and that the Company will ring the opening bell at the NASDAQ MarketSite in Times Square on August 7, 2013. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit 99.1	Press Release of NeoStem, Inc. dated August 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Catherine M. Vaczy
Name:	Catherine M. Vaczy, Esq.
Title:	Vice President and General Counsel

Dated: August 5, 2013